UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2007

DivX, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33029 (Commission File Number)	33-0921758 (I.R.S. Employer Identification No.)

4780 Eastgate Mall San Diego, California (Address of principal executive offices)	92121 (Zip Code)
Registrant’s telephone number, including area code: (858) 882-0600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.
On May 1, 2007, the Company announced unaudited financial results for the quarter ended March 31, 2007. A copy of the press release is included herewith as Exhibit 99.1.
Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of DivX, Inc. dated May 1, 2007.

1.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVX, INC.
Dated: May 1, 2007	By:	/s/ David J. Richter
		Name:	David J. Richter
		Title:	General Counsel and SVP, Corporate Development

2.

INDEX TO EXHIBITS

Number	Description

99.1	Press release of DivX, Inc. dated May 1, 2007